                                                                      EXHIBIT 13

                                    Financial Statements
                                    and Other Financial Information

                                    Citizens Banking Corporation Amended
                                    and Restated Section 401(k) Plan

                                    Years ended December 31, 1997, 1996 and 1995 with Report of Independent Auditors















                          [ERNST & YOUNG LLP LOGO]

                      Citizens Banking Corporation Amended
                        and Restated Section 401(k) Plan

                              Financial Statements
                         and Other Financial Information


                                December 31, 1997





                                    CONTENTS


Report of Independent Auditors.......................................................................    1

Financial Statements and Schedule

Statement of Assets Available for Plan Benefits......................................................    3
Statement of Changes in Assets Available for Plan Benefits...........................................    5
Notes to Financial Statements........................................................................    8

Other Financial Information

Schedule of Assets Held for Investment...............................................................   15
Schedule of Reportable Transactions..................................................................   21


                         Report of Independent Auditors



Administrative Committee
Citizens Banking Corporation Amended
   and Restated Section 401(k) Plan


We have audited the accompanying statements of assets available for plan benefits of the Citizens Banking Corporation Amended and Restated Section 401(k) Plan as of December 31, 1997 and 1996, and the related statements of changes in assets available for plan benefits for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the assets available for plan benefits of the Plan at December 31, 1997 and 1996, and the changes in its assets available for plan benefits for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.

Our audits were made for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying supplemental Schedule of Assets Held for Investment as of December 31, 1997 and Schedule of Reportable Transactions for the year then ended are presented for purposes of complying with the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974, and are not a required part of the financial statements. The fund information in the Statements of Assets Available for Plan Benefits and changes in Assets Available for Plan Benefits is presented for purposes of additional analysis rather than to present the assets available for benefits and changes in assets available of each fund. The supplemental schedules and fund information have been subjected to the auditing procedures applied in our audit of the 1997 financial statements and, in our opinion, are fairly stated in all material respects in relation to the 1997 financial statements taken as a whole.




/s/ Ernst & Young

May 8, 1998

                      Citizens Banking Corporation Amended
                        and Restated Section 401(k) Plan

     Statement of Assets Available for Plan Benefits, With Fund Information

                                December 31, 1997

                                                                         FUND INFORMATION
                                         ------------------------------------------------------------------------------
                                                          401(K) PARTICIPANT - DIRECTED INVESTMENT FUNDS
                                         ------------------------------------------------------------------------------
                                                                       CITIZENS
                                         INTERMEDIATE                  BANKING                     MONEY
                                            INCOME        EQUITY     CORPORATION     BALANCED      MARKET
                                             FUNDS         FUNDS        STOCK         FUNDS        FUNDS      PAYSOP
                                         ------------------------------------------------------------------------------
ASSETS
Investments at fair value
   (cost--$73,603,990):
     Marketable:
       Common stocks:
         Citizens Banking Corporation                                $57,772,010   $ 3,811,767                $270,963
       Mutual funds                       $7,298,364   $22,568,421                  21,473,846
       U.S. Government securities          1,309,079                                 2,651,005
       Money market account                  159,043     2,635,830       238,339     1,070,929   $1,511,863
                                         ------------------------------------------------------------------------------
Total investments                          8,766,486    25,204,251    58,010,349    29,007,547    1,511,863    270,963

Receivables:
   Loans to participants
   Accrued income                             63,026       220,592         1,352       478,905        7,236         37
   Contributions - Employer                    8,716        39,342        38,760        22,814        4,501
   Contributions - Employee                   10,884        40,980        52,324        16,053        2,705
   Other                                       8,144        10,587        15,674         4,071          157
                                         ------------------------------------------------------------------------------
                                              90,770       311,501       108,110       521,843       14,599         37
Cash                                               1          (400)      (11,236)       12,019          431      1,014
                                         ------------------------------------------------------------------------------
Assets available for plan benefits        $8,857,257   $25,515,352   $58,107,223   $29,541,409   $1,526,893   $272,014
                                         ==============================================================================
                                              FUND INFORMATION
                                         --------------------------
                                          PARTICIPANT
                                           DIRECTED
                                          SEGREGATED   PARTICIPANT
                                             FUNDS      LOAN FUND       TOTAL
                                         ----------------------------------------
ASSETS
Investments at fair value
   (cost--$73,603,990):
     Marketable:
       Common stocks:
         Citizens Banking Corporation                               $ 61,854,740
       Mutual funds                                                   51,340,631
       U.S. Government securities         $1,291,245                   5,251,329
       Money market account                  156,541                   5,772,545
                                         ----------------------------------------
Total investments                          1,447,786                 124,219,245

Receivables:
   Loans to participants                               $3,131,766      3,131,766
   Accrued income                             26,682                     797,830
   Contributions - Employer                                              114,133
   Contributions - Employee                                              122,946
   Other                                                                  38,633
                                         ----------------------------------------
                                              26,682    3,131,766      4,205,308
Cash                                          60,911                      62,740
                                         ----------------------------------------
Assets available for plan benefits        $1,535,379   $3,131,766   $128,487,293
                                         ========================================


See accompanying notes.

                      Citizens Banking Corporation Amended
                        and Restated Section 401(k) Plan

     Statement of Assets Available for Plan Benefits, With Fund Information

                                December 31, 1996


                                                                         FUND INFORMATION
                                        ------------------------------------------------------------------------------
                                                 401(K) PARTICIPANT - DIRECTED INVESTMENT FUNDS
                                        ----------------------------------------------------------------
                                                                     CITIZENS
                                         INTERMEDIATE                 BANKING                     MONEY
                                            INCOME       EQUITY     CORPORATION    BALANCED      MARKET   PARTICIPANT
                                            FUNDS        FUNDS         STOCK        FUNDS         FUNDS    LOAN FUND      TOTAL
                                        --------------------------------------------------------------------------------------------
ASSETS
Investments at fair value
   (cost--$53,386,080):
     Marketable:
       Common stocks:
         Citizens Banking Corporation                               $33,607,885   $   186,638                           $33,794,523
       Mutual funds                       $7,326,545   $16,346,630                 15,105,760                            38,778,935
       Money market account                  365,035       100,009      171,595     1,189,212  $1,295,617                 3,121,468
                                        --------------------------------------------------------------------------------------------
Total investments                          7,691,580    16,446,639   33,779,480    16,481,610   1,295,617                75,694,926

Receivables:
   Loans to participants                                                                                    $3,491,573    3,491,573
   Accrued income                             35,986       154,444          622       291,887       5,617                   488,556
                                        --------------------------------------------------------------------------------------------
                                              35,986       154,444          622       291,887       5,617    3,491,573    3,980,129
Cash                                           7,761        18,881       31,876         7,274       1,867                    67,659
                                        --------------------------------------------------------------------------------------------
Assets available for plan benefits        $7,735,327   $16,619,964  $33,811,978   $16,780,771  $1,303,101   $3,491,573  $79,742,714
                                        ============================================================================================


See accompanying notes.

                      Citizens Banking Corporation Amended
                        and Restated Section 401(k) Plan

           Statement of Changes in Assets Available for Plan Benefits,
                             With Fund Information

                          Year ended December 31, 1997

                                                                          FUND INFORMATION
                                           ------------------------------------------------------------------------------
                                                            401(K) PARTICIPANT - DIRECTED INVESTMENT FUNDS
                                           ------------------------------------------------------------------------------
                                                                          CITIZENS
                                           INTERMEDIATE                    BANKING                    MONEY
                                              INCOME         EQUITY      CORPORATION    BALANCED      MARKET
                                               FUNDS          FUNDS         STOCK        FUNDS        FUNDS       PAYSOP
                                           ------------------------------------------------------------------------------
ADDITIONS
Investment income:
   Dividends:
     Citizens Banking Corporation                                        $ 1,243,324  $    50,778               $  2,977
     Other                                 $   436,933    $ 3,172,687                   1,810,032
   Interest income                             109,018         28,982         15,185      188,660   $   85,514       247
                                           ------------------------------------------------------------------------------
Total investment income                        545,951      3,201,669      1,258,509    2,049,470       85,514     3,224

Contributions:
   Employer                                    192,593        577,543        870,604      218,308       43,806
   Employee                                    332,599      1,198,367      1,644,533      469,298       72,985
                                           ------------------------------------------------------------------------------
                                               525,192      1,775,910      2,515,137      687,606      116,791
                                           ------------------------------------------------------------------------------
                                             1,071,143      4,977,579      3,773,646    2,737,076      202,305     3,224

DEDUCTIONS
Benefit payments to participants            (1,712,961)    (3,597,259)    (6,641,964)  (4,825,476)  (1,065,642)  (16,998)
Transfers (net)                                (71,372)     1,670,756       (973,284)    (689,579)     743,415
                                           ------------------------------------------------------------------------------
                                            (1,784,333)    (1,926,503)    (7,615,248)  (5,515,055)    (322,227)  (16,998)
Net realized and unrealized appreciation
   (depreciation) in fair value of
   investments:
     Realized                                    1,224      2,258,955      2,366,077    5,208,469                 12,184
     Unrealized                                111,900       (535,660)    21,061,610   (2,481,985)                88,806
                                           ------------------------------------------------------------------------------
                                               113,124      1,723,295     23,427,687    2,726,484                100,990
                                           ------------------------------------------------------------------------------
Net increase                                  (600,066)     4,774,371     19,586,085      (51,495)    (119,922)   87,216
Transfer in from CB Financial Retirement
   Savings Plan                              1,721,996      4,121,017      4,709,160   12,812,133      343,714   184,798
Assets available for plan benefits at
   beginning of year                         7,735,327     16,619,964     33,811,978   16,780,771    1,303,101
                                           ------------------------------------------------------------------------------
Assets available for plan benefits at
   end of year                              $8,857,257    $25,515,352    $58,107,223  $29,541,409   $1,526,893  $272,014
                                           ==============================================================================
                                                 FUND INFORMATION
                                           ---------------------------
                                            PARTICIPANT
                                              DIRECTED
                                             SEGREGATED   PARTICIPANT
                                               FUNDS      LOAN FUND       TOTAL
                                           ---------------------------------------
ADDITIONS
Investment income:
   Dividends:
     Citizens Banking Corporation                                    $  1,297,079
     Other                                                              5,419,652
   Interest income                         $   106,971   $  314,998       849,575
                                           ---------------------------------------
Total investment income                        106,971      314,998     7,566,306

Contributions:
   Employer                                                             1,902,854
   Employee                                                             3,717,782
                                           ---------------------------------------
                                                                        5,620,636
                                           ---------------------------------------
                                               106,971      314,998    13,186,942

DEDUCTIONS
Benefit payments to participants              (953,670)               (18,813,970)
Transfers (net)                                 (5,131)    (674,805)
                                           ---------------------------------------
                                              (958,801)    (674,805)  (18,813,970)
Net realized and unrealized appreciation
   (depreciation) in fair value of
   investments:
     Realized                                    1,452                  9,848,361
     Unrealized                                  9,039                 18,253,710
                                           ---------------------------------------
                                                10,491                 28,102,071
                                           ---------------------------------------
Net increase                                  (841,339)    (359,807)   22,475,043
Transfer in from CB Financial Retirement
   Savings Plan                              2,376,718                 26,269,536
Assets available for plan benefits at
   beginning of year                                      3,491,573    79,742,714
                                           ---------------------------------------
Assets available for plan benefits at
   end of year                              $1,535,379   $3,131,766  $128,487,293
                                           =======================================


See accompanying notes.

                     Citizens Banking Corporation Amended
                       and Restated Section 401(k) Plan

     Statement of Changes in Assets Available for Plan Benefits, With Fund
                                  Information

                         Year ended December 31, 1996


                                                                  FUND INFORMATION
                                  --------------------------------------------------------------------------------
                                            401(K) PARTICIPANT - DIRECTED INVESTMENT FUNDS
                                  -------------------------------------------------------------------
                                                                CITIZENS
                                  INTERMEDIATE                  BANKING                      MONEY
                                     INCOME        EQUITY     CORPORATION     BALANCED      MARKET     PARTICIPANT
                                     FUNDS         FUNDS         STOCK         FUNDS         FUNDS      LOAN FUND      TOTAL
                                  ---------------------------------------------------------------------------------------------
ADDITIONS
Investment income:
  Dividends:
    Citizens Banking Corporation                              $ 1,034,439   $    42,400                             $ 1,076,839
    Other                         $   407,751   $ 1,655,200                     791,681                               2,854,632
  Interest income                      45,817         6,532         8,098        28,068   $   38,384   $  312,530       439,429
                                  ---------------------------------------------------------------------------------------------
Total investment income               453,568     1,661,732     1,042,537       862,149       38,384      312,530     4,370,900

Contributions:
  Employer                            217,502       480,314       860,841       193,353       31,661                  1,783,671
  Employee                            427,806       904,531     1,612,177       358,535       53,291                  3,356,340
                                  ---------------------------------------------------------------------------------------------
                                      645,308     1,384,845     2,473,018       551,888       84,952                  5,140,011
                                  ---------------------------------------------------------------------------------------------
                                    1,098,876     3,046,577     3,515,555     1,414,037      123,336      312,530     9,510,911
DEDUCTIONS
Benefit payments to participants     (736,023)   (1,185,012)   (1,960,209)   (2,295,048)     (58,285)                (6,234,577)
Transfers (net)                      (733,539)      479,708       191,327      (533,994)     761,712     (165,214)            -
                                  ---------------------------------------------------------------------------------------------
                                   (1,469,562)     (705,304)   (1,768,882)   (2,829,042)     703,427     (165,214)   (6,234,577)


Net realized and unrealized
appreciation (depreciation) in fair value of
  investments:
    Realized                          (51,407)       45,286      (137,242)    1,163,177                               1,019,814
    Unrealized                       (136,607)    1,213,065     1,983,579       (80,070)                              2,979,967
                                  ---------------------------------------------------------------------------------------------
                                     (188,014)    1,258,351     1,846,337     1,083,107                               3,999,781
                                  ---------------------------------------------------------------------------------------------
Net increase                         (558,700)    3,599,624     3,593,010      (331,898)     826,763      147,316     7,276,115
Assets available for plan
  benefits at beginning of year     8,294,027    13,020,340    30,218,968    17,112,669      476,338    3,344,257    72,466,599
                                  ---------------------------------------------------------------------------------------------
Assets available for plan
  benefits at end of year         $ 7,735,327   $16,619,964   $33,811,978   $16,780,771   $1,303,101   $3,491,573   $79,742,714
                                  =============================================================================================

See accompanying notes.

                      Citizens Banking Corporation Amended
                        and Restated Section 401(k) Plan

         Statement of Changes in Assets Available for Plan Benefits,
                            With Fund Information

                         Year ended December 31, 1995

                                                                              FUND INFORMATION
                                              -----------------------------------------------------------------------------
                                                              401(K) PARTICIPANT - DIRECTED INVESTMENT FUNDS
                                              -----------------------------------------------------------------------------
                                                                                CITIZENS
                                              INTERMEDIATE                      BANKING                         MONEY
                                                 INCOME        EQUITY          CORPORATION      BALANCED        MARKET
                                                  FUNDS         FUNDS            STOCK           FUNDS          FUNDS
                                          ----------------- --------------- ---------------- --------------- --------------
ADDITIONS
Investment income:
   Dividends:
     Citizens Banking Corporation                                           $    862,527    $     44,820
     Other                                  $    344,448    $  1,023,703                         931,796
   Interest income                               122,597           6,004           9,779          40,373    $     17,856
                                            ----------------------------------------------------------------------------
Total investment income                          467,045       1,029,707         872,306       1,016,989          17,856

Contributions:
   Employer                                      258,391         438,912         829,509         187,379          31,335
   Employee                                      435,127         828,556       1,679,571         425,983          64,759
                                            ----------------------------------------------------------------------------
                                                 693,518       1,267,468       2,509,080         613,362          96,094
                                            ----------------------------------------------------------------------------
                                               1,160,563       2,291,175       3,381,386       1,630,351         113,950
DEDUCTIONS
Benefit payments to participants                (566,942)       (731,615)     (1,541,002)       (978,682)        (67,543)
Transfers (net)                                 (373,458)        524,924         480,169        (563,521)        194,481
                                            ----------------------------------------------------------------------------
                                                 220,163       2,090,484       2,320,553          88,148         240,888
Net realized and unrealized appreciation
   (depreciation) in fair value of
   investments:
     Realized                                     (5,094)            163         (19,539)        825,568
     Unrealized                                  442,292       1,860,212       1,946,681         963,906
                                            ----------------------------------------------------------------------------
                                                 437,198       1,860,375       1,927,142       1,789,474
                                            ----------------------------------------------------------------------------
Net increase                                     657,361       3,950,859       4,247,695       1,877,622         240,888
Assets available for plan benefits at
   beginning of year                           7,636,666       9,069,481      25,971,273      15,235,047         235,450
                                            ============================================================================
Assets available for plan benefits at end
   of year                                  $  8,294,027    $ 13,020,340    $ 30,218,968    $ 17,112,669    $    476,338
                                            ============================================================================



                                                FUND INFORMATION
                                                ----------------

                                                   PARTICIPANT
                                                    LOAN FUND        TOTAL
                                                ---------------  ------------
ADDITIONS
Investment income:
   Dividends:
     Citizens Banking Corporation                              $    907,347
     Other                                                        2,299,947
   Interest income                             $    277,975         474,584
                                               ----------------------------
Total investment income                             277,975       3,681,878

Contributions:
   Employer                                                       1,745,526
   Employee                                          43,260       3,477,256
                                               ----------------------------
                                                     43,260       5,222,782
                                               ----------------------------
                                                    321,235       8,904,660
DEDUCTIONS
Benefit payments to participants                                 (3,885,784)
Transfers (net)                                    (262,595)
                                               ----------------------------
                                                     58,640       5,018,876
Net realized and unrealized appreciation
   (depreciation) in fair value of
   investments:
     Realized                                                       801,098
     Unrealized                                                   5,213,091
                                               ----------------------------
                                                                  6,014,189
                                               ----------------------------
Net increase                                         58,640      11,033,065
Assets available for plan benefits at
   beginning of year                              3,285,617      61,433,534
                                               ============================
Assets available for plan benefits at end
   of year                                     $  3,344,257    $ 72,466,599
                                               ============================





See accompanying notes.

                      Citizens Banking Corporation Amended
                        and Restated Section 401(k) Plan

                          Notes to Financial Statements

                                December 31, 1997



1.       DESCRIPTION OF THE PLAN

The Citizens Banking Corporation Amended and Restated Section 401(k) Plan (Plan) is a defined contribution plan which includes a 401(k) salary deferral feature. The Plan covers substantially all employees of Citizens Banking Corporation (Corporation) and its banking subsidiaries including salaried employees and hourly employees with over 1,000 hours of credited service. At December 31, 1997 there were 1,791 participants in the Plan. Participants may contribute on a before-tax basis up to 15% of their annual base compensation (not to exceed $9,500 for 1997) and on an after-tax basis up to 10% of their base compensation. Participants may direct their contributions into either an intermediate income, equity, balanced, money market or Citizens Banking Corporation stock fund and may elect to change the percentage directed to each fund quarterly. On July 1, 1997 the assets of the CB Financial Corporation Retirement Savings Plan were transferred into the Plan. All participant contributions are fully vested.

Under the Plan, the participating subsidiaries can also make employer matching contributions of 100% on the first 3% and 50% on the next 3% of a participant's base compensation (excluding bonuses, overtime and fringe benefits actually paid for the year) such that the maximum employer matching contributions for any such participant would be 4.5% of a participant's base compensation. In addition, a retiree medical savings account was established for each participant. One third of the employer matching contribution is automatically directed into this account. Employees may not borrow against any monies residing in this account. These matching contributions are fully vested after three years of service or upon normal or early retirement, death or disability. All administrative costs of the plan are paid by the Corporation. For the 1997 plan year, matching provisions applicable to participants of the former CB Financial Corporation Retirement Savings Plan were based on provisions under the former CB Financial Corporation Retirement Savings Plan. The maximum matching contribution for these participants was 25% of the first 6% of a participant's compensation (including commissions and overtime paid for the year) such that the maximum employer matching contribution for any such participant would be 1.5% of a participant's compensation.

                     Citizens Banking Corporation Amended
                       and Restated Section 401(k) Plan

                  Notes to Financial Statements (continued)


1.       DESCRIPTION OF THE PLAN (CONTINUED)

The Corporation has the right under the Plan to discontinue such annual contributions. Citizens Banking Corporation has the right to terminate the Plan at any time. In the event of a termination of the Plan, the net assets of the Plan are to be set aside for the payment of vested benefits.

2.       SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS

Marketable investments are stated at aggregate fair value. Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the Citizens Banking Corporation Amended and Restated
Section 401(k) Plan (Plan) year. Investments traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the average of the last reported bid and ask prices.

Loans to participants represent qualifying interest-bearing loans from individual accounts that are valued at the amount of outstanding principal.

Unrealized appreciation or depreciation in the aggregate fair value of investments represents the change in the difference between aggregate fair value and the cost of investments. The realized gain or loss on sale of investments is the difference between the proceeds received and the specific cost of investments sold. Such amounts are different than the related amounts reported on Form 5500 which are computed as the difference between the proceeds received and the revalued cost which is defined as the fair value at the beginning of the year, or cost, if acquired during the year.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                     Citizens Banking Corporation Amended
                       and Restated Section 401(k) Plan

                  Notes to Financial Statements (continued)


3.       INVESTMENTS

The Plan's investments are administered by the Citizens Bank Trust Department. The Plan's investment fund options consist of the following:

         The Intermediate Income Funds include:
              The Golden Oak Intermediate-Term Income Fund,
              The Federal National Mortgage Association Fund, and
              U.S. Treasury Notes.

         The Equity Funds consist of:
              The Golden Oak Diversified Growth Fund,
              The Golden Oak Value Portfolio Fund,
              The Baron Asset Fund,
              The Harbor International Fund,
              The Harbor Capital Appreciation Fund,
              The Heartland Value Fund,
              The MAS Funds Value Portfolio
              The Frank Russell Quantitative Fund,
              The Frank Russell Diversified Fund, and
              The Frank Russell Special Growth Fund.

         The Balanced Fund includes:
              The Golden Oak Diversified Growth Fund,
              The Golden Oak Intermediate Income Fund,
              The Golden Oak Value Portfolio Fund,
              The Harbor International Fund,
              The Harbor Capital Operation Fund,
              The Heartland Value Fund,
              The MAS Funds Value Portfolio,
              The Federal National Mortgage Association Fund, and
              U.S. Treasury Notes.

         The Money Market Funds are comprised of:
              The SEI Daily Income Trust Treasury II Fund and
              The Golden Oak Prime Obligation Class A Fund.

                     Citizens Banking Corporation Amended
                       and Restated Section 401(k) Plan

                  Notes to Financial Statements (continued)


3.       INVESTMENTS (CONTINUED)

During each of the three years in the period ended December 31, 1997, the Plan's investments (including investment bought, sold as well as held during the year) appreciated (depreciated) in fair value by $28,102,071, $3,999,781, and $6,014,189, as follows:


                                                        NET
                                                   APPRECIATION
                                                  (DEPRECIATION)         FAIR VALUE
                                                  IN FAIR VALUE            AT END           COST AT END
                                                   DURING YEAR             OF YEAR            OF YEAR
                                              -----------------------------------------------------------
YEAR ENDED DECEMBER 31, 1997
Fair value as determined by quoted
   market price:
     Common stocks:
       Domestic:
         Citizens Banking
           Corporation                              $25,026,513           $ 61,854,740        $17,697,892
          Other                                         250,183
       Foreign stocks                                    14,512
       Mutual funds                                   2,746,834             51,340,631         44,893,258
       U.S. Government Securities                        64,029              5,251,329          5,240,295
       Money market account                                                  5,772,545          5,772,545
                                                    -----------------------------------------------------
                                                    $28,102,071           $124,219,245        $73,603,990
                                                    =====================================================

YEAR ENDED DECEMBER 31, 1996
Fair value as determined by quoted
   market price:
     Common stocks:
       Domestic:
         Citizens Banking
           Corporation                              $ 1,835,646           $ 33,794,523        $16,240,448
       Mutual funds                                   2,170,005             38,778,935         34,024,164
       U.S. Government securities                        (5,870)
       Money market account                                                  3,121,468          3,121,468
                                                    -----------------------------------------------------
                                                    $ 3,999,781           $ 75,694,926        $53,386,080
                                                    =====================================================


                     Citizens Banking Corporation Amended
                       and Restated Section 401(k) Plan

                  Notes to Financial Statements (continued)


3.       INVESTMENTS (CONTINUED)


                                                         NET
                                                     APPRECIATION
                                                    (DEPRECIATION)       FAIR VALUE
                                                    IN FAIR VALUE          AT END            COST AT END
                                                     DURING YEAR           OF YEAR             OF YEAR
                                                  -------------------------------------------------------
YEAR ENDED DECEMBER 31, 1995
Fair value as determined by quoted
   market price:
     Common stocks:
       Domestic:
         Citizens Banking
           Corporation                               $2,026,742           $31,520,363         $14,899,489
         Other                                          649,235
       Mutual funds                                   3,304,475            33,816,866          31,065,247
       U.S. Government securities                        29,690               962,627           1,006,240
       Corporate bonds and notes                          4,047                38,508              38,508
       Money market account                                                 2,330,720           2,330,720
                                                     ----------------------------------------------------
                                                     $6,014,189           $68,669,084         $49,340,204
                                                     ====================================================


                                                                   YEAR ENDED DECEMBER 31
                                                 -----------------------------------------------------------
                                                        1997                1996                1995
                                                 -----------------------------------------------------------
Realized gain:
Proceeds on disposition                                $62,865,295        $23,113,326        $30,489,733
Cost                                                    53,016,934         22,093,512         29,688,635
                                                       -------------------------------------------------
                                                         9,848,361          1,019,814            801,098
Unrealized gain                                         18,253,710          2,979,967          5,213,091
                                                       -------------------------------------------------
                                                       $28,102,071        $ 3,999,781        $ 6,014,189
                                                       =================================================


                     Citizens Banking Corporation Amended
                       and Restated Section 401(k) Plan

                  Notes to Financial Statements (continued)


3.       INVESTMENTS (CONTINUED)

The fair value of individual investments representing 5% or more of the plan's assets are as follows:


                                                                                  DECEMBER 31
                                                                            1997                1996
                                                                     --------------------------------------
Citizens Banking Corporation, 1,792,891 and
   1,072,842 shares of common stock in 1997 and
   1996, respectively                                                     $61,854,740         $33,794,523

Frank Russell Quantitative Equity Fund                                      6,425,439           4,734,967

Golden Oak FDS Intermediate Income Fund                                    15,811,526          13,123,579

Harbor International Fund                                                   8,678,101           5,946,590


The Plan invests certain fund assets in the Golden Oak series of mutual funds. Citizens Bank, a subsidiary of Citizens Banking Corporation, serves as the investment advisor to these funds. The mutual fund portfolios were established pursuant to the provisions of the Investment Company Act of 1940. Investments within these portfolios were made in accordance with the applicable Department of Labor rules and regulations concerning the investment of qualified plan assets into mutual funds wherein the investment advisor to the portfolio is a party-in-interest with respect to the plan.

4.       INCOME TAX STATUS

The Internal Revenue Service ruled August 2, 1995 that the Plan qualifies under
Section 401(a) of the Internal Revenue Code (IRC) and, therefore, the related trust is not subject to tax under present income tax law. Once qualified, the Plan is required to operate in conformity with the IRC and the Employee Retirement Income Security Act of 1974 to maintain its qualification. The Administrative Committee is not aware of any course of action or series of events that have occurred that might adversely affect the Plan's qualified status.

                     Citizens Banking Corporation Amended
                       and Restated Section 401(k) Plan

                  Notes to Financial Statements (continued)



5.       BENEFIT PAYABLE

Assets available for plan benefits include amounts allocated for approved distributions. Such balances amounted to $8,595,436 and $2,116,700 at December 31, 1997 and 1996, respectively. Such amounts are shown as a liability on the Plan's Form 5500.

6.    YEAR 2000 ISSUE (UNAUDITED)

The Plan Sponsor has developed a plan to modify its internal information technology to be ready for the year 2000 and has begun converting critical data processing systems. The project also includes determining whether third party service providers have reasonable plans in place to become year 2000 compliant. The Plan Sponsor currently expects the project to be substantially complete by early 1999. The Plan Sponsor does not expect this project to have a significant effect on plan operations.

                      Citizens Banking Corporation Amended
                        and Restated Section 401(k) Plan

                             Employer ID #38-2378932
                                    Plan #002

               Item 27(a)--Schedule of Assets Held for Investment

                                December 31, 1997

                                                DESCRIPTION OF INVESTMENT INCLUDING
        IDENTITY OF ISSUE, BORROWER,             MATURITY DATE, RATE OF INTEREST,                                       FAIR
            LESSOR OR SIMILAR PARTY             COLLATERAL, PAR OR MATURITY VALUE                  COST                 VALUE
------------------------------------------------------------------------------------------------------------------------------------
Common stocks:
   *Citizens Banking Corporation                       1,792,891 shares                          $17,697,892          $61,854,740
                                                                                              --------------------------------------
Total common stock                                                                                17,697,892           61,854,740

Mutual Funds:
   *Golden Oak Diversified Growth Funds                  162,221.52 units                          1,844,264            2,001,817
   *Golden Oak Intermediate Income Fund                1,584,321.07 units                         15,714,911           15,811,526
   *Golden Oak Value Portfolio Fund                      212,700.45 units                          2,030,000            1,999,383
   Baron Asset Fund                                       14,621.60 units                            566,056              709,301
   Harbor International Fund                             241,999.00 units                          6,195,909            8,678,101
   Harbor Capital Appreciation Fund                       60,926.80 units                          1,573,466            1,795,517
   Heartland Value Fund                                   52,960.49 units                          1,670,720            1,793,773
   MAS Funds Value Portfolio                             113,063.63 units                          1,764,942            2,023,831
   Frank Russell Quantitative Equity Fund                174,439.57 units                          5,007,115            6,425,439
   Frank Russell Diversified Fund                        140,889.59 units                          5,384,923            6,148,430
   Frank Russell Special Growth Fund                      86,472.39 units                          3,140,952            3,953,513
                                                                                              --------------------------------------
Total Mutual Funds                                                                                44,893,258           51,340,631

                     Citizens Banking Corporation Amended
                       and Restated Section 401(k) Plan

                           Employer ID #38-2378932
                                  Plan #002

        Item 27(a)--Schedule of Assets Held for Investment (continued)

                              December 31, 1997

                                                        DESCRIPTION OF INVESTMENT INCLUDING
        IDENTITY OF ISSUE, BORROWER,                     MATURITY DATE, RATE OF INTEREST,                                 FAIR
            LESSOR OR SIMILAR PARTY                     COLLATERAL, PAR OR MATURITY VALUE            COST                VALUE
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities:
   Federal National Mortgage Association                 $75,000 principal amount, 8.55%, due
                                                           August 30, 1999                         $  74,344            $  78,211
   Federal National Mortgage Association                 $25,000 principal amount, 6.85%, due
                                                           April 5, 2004                              25,809               26,086
   U.S. Treasury Note                                    $297,000 principal amount, 7.875%, due
                                                           January 15, 1998                          301,469              297,279
   U.S. Treasury Note                                    $80,000 principal amount, 8.125%, due
                                                           February 15, 1998                          77,450               80,225
   U.S. Treasury Note                                    $360,000 principal amount, 7.875%, due
                                                           April 15, 1998                            366,566              362,477
   U.S. Treasury Note                                    $100,000 principal amount, 9.00%, due
                                                           May 15, 1998                              105,797              101,250
   U.S. Treasury Note                                    $50,000 principal amount, 5.125%, due
                                                           June 30, 1998                              49,258               49,938
   U.S. Treasury Note                                    $400,000 principal amount, 5.25%, due
                                                           July 31, 1998                             399,652              399,376

                     Citizens Banking Corporation Amended
                       and Restated Section 401(k) Plan

                           Employer ID #38-2378932
                                  Plan #002

        Item 27(a)--Schedule of Assets Held for Investment (continued)

                              December 31, 1997

                                                        DESCRIPTION OF INVESTMENT INCLUDING
        IDENTITY OF ISSUE, BORROWER,                     MATURITY DATE, RATE OF INTEREST,                                  FAIR
            LESSOR OR SIMILAR PARTY                     COLLATERAL, PAR OR MATURITY VALUE               COST              VALUE
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities (continued):
   U.S. Treasury Note                                    $180,000 principal amount, 9.25%, due
                                                           August 15, 1998                            $  193,106         $  183,938
   U.S. Treasury Note                                    $50,000 principal amount, 4.75%, due
                                                           October 31, 1998                               49,844             49,625
   U.S. Treasury Note                                    $120,000 principal amount, 8.875%, due
                                                           November 15, 1998                             125,250            123,187
   U.S. Treasury Note                                    $455,000 principal amount, 5.50%, due
                                                           February 28, 1999                             452,559            454,149
   U.S. Treasury Note                                    $35,000 principal amount, 5.875%, due
                                                           March 31, 1999                                 34,682             35,098
   U.S. Treasury Note                                    $200,000 principal amount, 9.125%, due
                                                            May 15, 1999                                 213,125            208,938
   U.S. Treasury Note                                    $415,000 principal amount, 6.375%, due
                                                           July 15, 1999                                 425,348            419,411
   U.S. Treasury Note                                    $25,000 principal amount, 6.875%, due
                                                           August 31, 1999                                25,508             25,469


                     Citizens Banking Corporation Amended
                       and Restated Section 401(k) Plan

                           Employer ID #38-2378932
                                  Plan #002

        Item 27(a)--Schedule of Assets Held for Investment (continued)

                              December 31, 1997

                                                        DESCRIPTION OF INVESTMENT INCLUDING
        IDENTITY OF ISSUE, BORROWER,                     MATURITY DATE, RATE OF INTEREST,                                  FAIR
            LESSOR OR SIMILAR PARTY                     COLLATERAL, PAR OR MATURITY VALUE               COST              VALUE
------------------------------------------------------------------------------------------------------------------------------------

U.S. Government Securities (continued):
   U.S. Treasury Note                                    $200,000 principal amount, 7.875%, due
                                                           November 15, 1999                          $  198,125         $  207,688
   U.S. Treasury Note                                    $255,000 principal amount, 6.375%, due
                                                           January 15, 2000                              259,734            258,348
   U.S. Treasury Note                                    $15,000 principal amount, 6.875%, due
                                                           March 31, 2000                                 15,272             15,375
   U.S. Treasury Note                                    $75,000 principal amount, 5.50%, due
                                                           April 15, 2000                                 73,482             74,719
   U.S. Treasury Note                                    $25,000 principal amount, 6.75%, due
                                                           April 30, 2000                                 25,266             25,570
   U.S. Treasury Note                                    $57,000 principal amount, 6.25%, due
                                                           May 31, 2000                                   56,243             57,713
   U.S. Treasury Note                                    $300,000 principal amount, 6.125%, due
                                                           July 31, 2000                                 295,484            303,000


                     Citizens Banking Corporation Amended
                       and Restated Section 401(k) Plan

                           Employer ID #38-2378932
                                  Plan #002

        Item 27(a)--Schedule of Assets Held for Investment (continued)

                              December 31, 1997

                                                        DESCRIPTION OF INVESTMENT INCLUDING
        IDENTITY OF ISSUE, BORROWER,                     MATURITY DATE, RATE OF INTEREST,                                  FAIR
            LESSOR OR SIMILAR PARTY                     COLLATERAL, PAR OR MATURITY VALUE               COST              VALUE
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities (continued):
   U.S. Treasury Note                                    $40,000 principal amount, 6.25%, due
                                                           August 31, 2000                             $    39,705       $   40,525
   U.S. Treasury Note                                    $200,000 principal amount, 6.125%, due
                                                           September 30, 2000                              203,844          202,126
   U.S. Treasury Note                                    $35,000 principal amount, 5.625%, due
                                                           February 28, 2001                                34,431           34,935
   U.S. Treasury Note                                    $335,000 principal amount, 6.375%, due
                                                           March 31, 2001                                  331,908          341,281
   U.S. Treasury Note                                    $20,000 principal amount, 6.25%, due
                                                           April 30, 2001                                   20,013           20,313
   U.S. Treasury Note                                    $310,000 principal amount, 7.50%, due
                                                           November 15, 2001                               335,128          328,795


                     Citizens Banking Corporation Amended
                       and Restated Section 401(k) Plan

                           Employer ID #38-2378932
                                  Plan #002

        Item 27(a)--Schedule of Assets Held for Investment (continued)

                              December 31, 1997

                                                        DESCRIPTION OF INVESTMENT INCLUDING
        IDENTITY OF ISSUE, BORROWER,                     MATURITY DATE, RATE OF INTEREST,                                  FAIR
            LESSOR OR SIMILAR PARTY                     COLLATERAL, PAR OR MATURITY VALUE               COST              VALUE
------------------------------------------------------------------------------------------------------------------------------------
U.S. Government Securities (continued):
   U.S. Treasury Note                                    $435,000 principal amount, 6.375%, due
                                                           August 15, 2002                            $   431,893     $    446,284
                                                                                                   ---------------------------------
Total U.S. Government Securities                                                                        5,240,295        5,251,329

Money Market Accounts:
   SEI Daily Income Trust Treasury II                    $1,689,989 principal amount                    1,689,989        1,689,989
   *Golden Oak Prime Obligation Class A                  $4,082,556 principal amount                    4,082,556        4,082,556
                                                                                                   ---------------------------------
 Total Money Market Accounts                                                                            5,772,545        5,772,545
                                                                                                   ---------------------------------
 Total investments                                                                                    $73,603,990     $124,219,245
                                                                                                   =================================


*Party-in-interest to the Plan.

                      Citizens Banking Corporation Amended
                        and Restated Section 401(k) Plan

                             Employer ID #38-2378932
                                    Plan #002

                 Item 27(d)--Schedule of Reportable Transactions

                          Year ended December 31, 1997



                                                                                                                           EXPENSE
                                          DESCRIPTION OF ASSET (INCLUDING                                                 INCURRED
                                           INTEREST RATE AND MATURITY IN       PURCHASE          SELLING     LEASE          WITH
       IDENTITY OF PARTY INVOLVED                 CASE OF A LOAN)                PRICE            PRICE     RENTAL      TRANSACTION
------------------------------------------------------------------------------------------------------------------------------------
Category iii) A series of transactions
  with respect to the same issue which
  amount in the aggregate to more than
  5% of the current value of total plan
  assets:

    Citizens Banking Corporation          90 purchases, 138,856.68 shares
                                             purchased                         $ 4,816,351
                                          86 sales, 133,467.52 shares sold                    $ 4,683,584

    Golden Oak FDS Prime Obligation       438 purchases, 17,446,997 units
      Money Market--Class A                  purchased                          17,446,997
                                          166 sales, 16,485,909 units sold                     16,485,909

    SEI Daily Income Trust Treasury II    257 purchases, 15,772,594 units
                                             purchased                          15,772,594
                                          89 sales, 14,082,605 units sold                      14,082,605
                                                                                                  CURRENT
                                                                                                  VALUE OF
                                          DESCRIPTION OF ASSET (INCLUDING             COST        ASSET OF           NET
                                           INTEREST RATE AND MATURITY IN               OF       TRANSACTION         GAIN
       IDENTITY OF PARTY INVOLVED                 CASE OF A LOAN)                    ASSET          DATE           (LOSS)
----------------------------------------------------------------------------------------------------------------------------
Category iii) A series of transactions
  with respect to the same issue which
  amount in the aggregate to more than
  5% of the current value of total plan
  assets:

    Citizens Banking Corporation          90 purchases, 138,856.68 shares
                                             purchased                          $  4,816,351     $ 4,816,351
                                          86 sales, 133,467.52 shares sold         3,199,689       4,683,584   $  1,483,895

    Golden Oak FDS Prime Obligation       438 purchases, 17,446,997 units
      Money Market--Class A                  purchased                            17,446,997      17,446,997
                                          166 sales, 16,485,909 units sold        16,485,909      16,485,909              -

    SEI Daily Income Trust Treasury II    257 purchases, 15,772,594 units
                                             purchased                            15,772,594      15,772,594
                                          89 sales, 14,082,605 units sold         14,082,605      14,082,605              -



Commissions and fees related to purchase and sales of investments are included in the cost of the investment or proceeds from the sale.


There were no transactions reportable under categories i), ii) or iv).


21